SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
               --------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: March 1, 2001


                      THE MURDOCK GROUP HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                The Murdock Group Career Satisfaction Corporation

                                  (Former Name)

           Utah                      0-29705                   87-0574421
(State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                          Identification No.)


                      5295 South Commerce Drive, Suite 475
                           Salt Lake City, Utah 84107
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                    (Address of Principal Executive Offices)


                                 (801) 268-3232
                (Issuer's Telephone Number, Including Area Code)


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Item 5.  Other Events

     On September 12, 2000, the Company announced restructuring plans. A current report on Form 8-K was filed at that time to disclose the details of the plan. A subsequent current report was filed to update disclosure regarding the progress of the Company in reducing its liabilities and debt load under the restructuring plan.

     The Company has filed this report to provide further updates on the progress of the restructuring. The Company has issued three press releases since December 31, 2000 to make public details of the restructuring progress. Those press releases are filed herewith and by this reference made a part of this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.6       Press Release dated January 24, 2001.
99.7       Press Release dated February 1, 2001.
99.8       Press Release dated March 1, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE MURDOCK GROUP CAREER SATISFACTION CORPORATION



                           By:  /s/ KC Holmes
                               -------------------------------------------------
                               KC Holmes, Chief Executive Officer






Dated: March 1, 2001